AGENCIA NACIONAL DE
MINERÍA

VICEPRESIDENCIA DE SEGUIMIENTO, CONTROL Y SEGURIDAD MINERA
GRUPO DE EVALUACION DE ESTUDIOS TÉCNICOS

AUTO GET No. 000001

"Por medio del cual se aprueba la modificación al Programa de Trabajos y Obras (PTO) dentro del Contrato de Concesión No. ILE-09551"

La Coordinación del Grupo de Estudios Técnicos de conformidad con el Decreto 4134 del 03 de noviembre de 2011 y las Resoluciones No.18 0876 de 7 de junio de 2012 y No. 91818 del 13 de diciembre de 2012, proferidas por el Ministerio de Minas y Energía y la Resolución No. 206 de 22 de marzo de 2013 proferida por la Agencia Nacional de Minería, y teniendo en cuenta los siguientes:

ANTECEDENTES

Que en fecha 12 de agosto de 2009, el INSTITUTO COLOMBIANO DE GEOLOGIA Y MINERIA – INGEOMINAS- y el señor ERASMO ALFREDO ALMANZA LATORRE, suscribieron el Contrato de Concesión No. ILE-09551 para la exploración y explotación de un yacimiento de CARBON MINERAL Y DEMAS MINERALES CONCESIBLES, ubicado en jurisdicción del municipio de GUADUAS, Departamento de CUNDINAMARCA, en un área de 57 hectáreas y 7.563,2 metros cuadrados, por el término de treinta (30) años, contados a partir del 02 de septiembre de 2009, día en que se inscribió en el Registro Minero Nacional. (Folios 33-42)

Que en fecha 7 de noviembre de 2012, mediante AUTO GET No.146, se requirió al titular del contrato de concesión, para que allegara el Programa de Trabajos y Obras (PTO). (Folios 173-174)).

Que en fecha 13 de diciembre de 2012, mediante escrito con radicación No. 2012-412-039296-2, el titular del contrato de concesión, allegó en 208 folios, 9 planos, 2 cronogramas y un (1) CD, el Programa de Trabajos y Obras (PTO). (Folio 183).

Que como consecuencia de la información allegada y una vez evaluada la misma, se emitió el concepto técnico GET-032 del 21 de febrero del 2013, el cual fue acogido mediante el AUTO GET No. 45 de fecha 4 de marzo de 2013, conforme al cual se consideró pertinente requerir al titular del contrato para que allegue Aclaración y Complemento al Programa de Trabajos y Obras (PTO) presentado. (Folios 189-190)

Que en fecha 30 de abril del 2013, mediante escrito con radicación No. 20135000136102, el titular solicitó una prórroga de treinta (30) días para dar cumplimiento con lo requerido en el AUTO GET-045. (Folio 192)

Que en fecha 17 y 19 de junio de 2013, mediante escrito con radicados Nos. 20135000201462 y 20135000203842 respectivamente, el titular allegó complemento del PTO atendiendo al requerimiento realizado en el Auto GET No. 045. (Folio 211-212)

Que como consecuencia de la información allegada y una vez evaluada la misma, se emitió el concepto técnico GET No. 129 del 24 de junio del 2013, el cual fue acogido mediante el AUTO GET No. 116 de fecha 25 de junio de 2013, conforme al cual se consideró pertinente

requerir al titular del contrato, para que allegue Aclaración y Complemento al Programa de Trabajos y Obras (PTO). (Folios 217-219)

Que en fecha 13 de agosto de 2013, mediante escrito con radicación No. 20135000289242, el titular del contrato de concesión, allegó el complemento al Programa de Trabajos y Obras (PTO). (Folio 239)

Que una vez evaluada la información allegada, se emitió el concepto técnico GET-172 del 28 de agosto de 2013, el cual fue acogido mediante AUTO GET No. 148 de fecha 28 de agosto de 2013, conforme al cual no se aprueba el PTO y se requirió al titular del contrato, para que allegue complemento al Programa de Trabajos y Obras - PTO. (Folios 245-247)

Que en fecha 23 de octubre de 2013, mediante escrito con radicación No. 20135000367602, el titular del contrato de concesión, allegó el complemento al Programa de Trabajos y Obras (PTO), dando cumplimiento a lo requerido en el auto GET 148 de 2013. (Folios 249-250)

Que mediante escrito de fecha 30 de octubre de 2013, con radicación No. 20135000377912, el titular allegó copia del Estudio de Impacto Ambiental presentado a la Corporación Autónoma Regional -CAR– Regional Guaduas. (Folio 251-252)

Que en fecha 20 de noviembre de 2013, mediante AUTO GET No. 215, se aprobó el Programa de Trabajos y Obras (PTO) y sus complementos, para el mineral CARBON, quedando el título en la etapa de Construcción y Montaje, de conformidad con el Concepto Técnico GET-238 de 20 de noviembre de 2013. (Folios 258-260)

Que en fecha 9 de septiembre de 2014, mediante escrito con radicación No. 20145510356602, el titular allegó solicitud de adición de mineral al objeto del Contrato de Concesión. (Folios 453-465)

Que una vez evaluada la solitud de adición de mineral se emitió el concepto técnico GET No. 008 de 2015, el cual fue acogido mediante el Auto GET 011 fecha 16 de enero de 2015, cual consideró entre otras cosas lo siguiente: "*Evaluada la información con relación a la solicitud de adición de mineral del Contrato de Concesión No. ILE-09551, ésta se CONSIDERA TECNICAMENTE NO ACEPTABLE, el titular debe presentar el complemento correspondiente, lo cual se indica en el numeral 2 del presente concepto técnico*" (Folios 474 – 475)

Que mediante Resolución No. 000061 de fecha 20 de enero de 2016, se declara el desistimiento de la solicitud de adición de mineral dentro del contrato de concesión No. ILE-09551, por cuento en su momento no allegaron la información requerida. (Folios 582 – 583)

Que en fecha 16 de marzo de 2016, mediante escrito con radicación No. 20165510090702, el titular allegó solicitud de adición de minerales pétreos y de construcción y presentaron de Programa de Trabajos y Obras PTO en medio magnético, 1 folio, 1 CD. (Folios 754 – 755)

Que en fecha 25 de enero de 2016, mediante escrito con radicación 20165510027172, el titular allegó el Programa de Trabajos y Obras PTO, para materiales de construcción, para continuar con el proceso enmarcado en el artículo 62 de la ley 685 de 2001 de adición de mineral (materiales pétreos), dentro del Contrato de Concesión ILE-09551. (Folios 756 – 757)

Que una vez evaluado el PTO allegado, se emitió el concepto técnico GET No. 090 de 03 de mayo de 2016, el cual fue acogido mediante auto GET No. 000082 del 20 de mayo del 2016,

AGENCIA NACIONAL DE
MINERÍA

conforme al cual se requirió al titular de la concesión para que allegue correcciones a la modificación del PTO allegado. (Folios 760 – 765)

Que mediante escrito con radicado 20161000591392 del 07 de marzo del 2016, el titular adjunto notificación de la Corporación Autónoma Regional de Cundinamarca CAR - Dirección regional del Bajo Magdalena, respecto a la solicitud de trámite de Licencia Ambiental para explotación de materiales de construcción. (Folios 770 – 771)

Que mediante escrito con radicación No. 20165510216912 de fecha 11 de julio del 2016, el titular allegó respuesta a requerimiento Auto GET No. 00082. (Orfeo)

CONSIDERACIONES TÉCNICAS

Que como consecuencia de la información allegada, se emitió el concepto técnico No. 198 del 06 de octubre de 2016, el cual consideró entre otras cosas lo siguiente:

"EVALAUCACIÓN GEOGRÁFICA DE ZONAS

Revisado el Catastro Minero Colombiano – CMC-, al momento de la evaluación técnica, no se observa superposición del área del Contrato de Concesión con zonas de restricción, ni con zonas de exclusión. Se observa superposición total del área del contrato con: INFORMATIVO - ZONAS MICROFOCALIZADAS RESTITUCION DE TIERRAS - UNIDAD DE RESTITUCION DE TIERRAS - ACTUALIZACION 05/04/2016 - INCORPORADO 15/04/2016.

Una vez revisado el expediente se evidencia que no reposa copia del acto administrativo ejecutoriado y en firme en el que la autoridad ambiental haya otorgado licencia ambiental.

1. EVALUACIÓN DE LA MODIFICACIÓN DEL PROGRAMA DE TRABAJOS Y OBRAS - (PTO).

El complemento allegado se evaluará según los requerimientos realizados mediante Auto No. 00082 del 11 de julio del 2016.

*Igualmente la información allegada será evaluada mediante los parámetros contenidos en el **artículo 84 de la Ley 685 de 2001**; las Guías Minero Ambientales adoptadas por **Resolución 180861 de 2002**, de los Ministerios de Minas y Energía, Ambiente, Vivienda y Desarrollo Territorial. Los términos de referencia adoptados mediante **Resolución 428 del 26 de junio de 2013** de la Agencia Nacional de Minería, **Decreto 2222 de 1993,** por el cual se expide el Reglamento de Higiene y Seguridad en las labores mineras a cielo abierto, y **Resolución 40600 del 27 de mayo de 2015** del Ministerio de Minas y Energía, por el cual se establecen requisitos y especificaciones de orden técnico – minero para la presentación de planos.*

*Mediante **radicado No. 20165510216912 de fecha 11 de Julio del 2016**, el titular allegó correcciones a la Modificación al **Programa de Trabajos y Obras PTO,** para continuar con el proceso enmarcado en el artículo 62 de la ley 685 de 2001 de adición de mineral (materiales pétreos), dentro del Contrato de Concesión ILE-09551, así mismo allega:*

- *Un documento con doscientos treinta y siete (237) folios.*
- *Catorce (14) Planos.*
- *1 CD ."*

Que así mismo, el concepto en comento, concluyó lo siguiente:

*"Evaluada y analizada la información de la solicitud de adición de mineral y complemento al Programa de Trabajos y Obras – PTO allegado, se **considera técnicamente ACEPTABLE** y reúne los requisitos establecidos en la Ley 685 de 2001 presentando las siguientes*

características técnicas:

- ***Área requerida para el proyecto:*** *57 hectáreas y 7560 metros cuadrados*
- ***Área devuelta. No***
- ***Reservas Probadas:*** *1, 999,791 metros cúbicos*
- ***Mineral o minerales a explotar.*** *Gravas*
- ***Sistema de Explotación.*** *Cielo abierto*
- ***Método de Explotación.*** *Bancos descendentes, altura de 10 m, ángulo de inclinación 45°, ancho de trabajo desde 15 m hasta 40 m, ancho final berma: 6 m; ángulo final de explotación 34°.*
- ***Frentes de explotación:*** *Se proyectan dos bloques de explotación en la zona comprendida en las coordenadas:*

NORTE	ESTE
1059943.61	946775.00
1059943.61	947000.00
1059533.08	947000.00
1059533.08	946775.00

- ***Uso de explosivos:*** *Si. Se proyecta extraer el 30% del mineral con explosivos.*
- ***Producción Anual Proyectada:*** *250,000 m3 anuales*
- ***Volúmen de roca a remover:*** *2,646,094 metros cúbicos*
- ***Volúmen de estéril a remover:*** *49,200 metros cúbicos*
- ***Vida útil del proyecto:*** *8 años*
- ***Maquinaria a Utilizar.*** *Buldócer de oruga Caterpillar D9R, capacidad 1,2 m3productividad de 500 m3 hora; cargador de ruedas de 1 m3 de capacidad; volquetas de 7 m3 de capacidad para transporte de material."*

Es importante mencionar, que el concepto en mención manifestó que el mismo se emitió con base en la información suministrada en el documento de modificación del Programa de Trabajos y Obras – PTO y sus complementos, siendo la veracidad de sus contenidos de exclusiva responsabilidad del profesional que lo firma y del titular del Contrato de Concesión.

CONSIDERACIONES JURIDICAS

Que el artículo 84 de la ley 685 de 2014, prevé la presentación del Programa de trabajos y obras (PTO) de explotación, el cual hará arte del contrato como obligaciones.

Que el artículo 89 ibídem determina que el concesionario podrá, durante su ejecución, hacer los cambios y adiciones que sean necesarios en el Programa de Trabajos y Obras PTO.

Que teniendo en cuenta que se está aprobando la adición de un mineral, es procedente realizar la suscripción de un acta adicional, de conformidad con lo previsto en el artículo 62 de la Ley 685 de 2001.

Que la Resolución No. 206 de 22 de marzo de 2013, proferida por la Presidencia de la Agencia Nacional de Minería, dispuso que entre otras funciones corresponde al Grupo de Evaluación Estudios Técnicos:

"1. Evaluar y aprobar los informes técnicos, financieros, económicos y de planteamiento minero de conformidad con la normatividad aplicable a cada título minero, para lo cual podrá requerir la información complementaria a que haya lugar."

AGENCIA NACIONAL DE
MINERÍA

Que en mérito de lo expuesto,

DISPONE

ARTÍCULO PRIMERO.- Aprobar la modificación del Programa de Trabajos y Obras (PTO) para el Contrato de Concesión No. ILE-09551, consistente en adición del mineral GRAVAS quedando el título en la etapa de EXPLOTACION, de conformidad con lo definido en el Concepto Técnico GET No. 198 del 06 de octubre de 2016, el cual es acogido en el presente acto administrativo y hace parte integral del mismo.

ARTÍCULO SEGUNDO.- Recordar al titular del Contrato de Concesión ILE-09551, que solo puede adelantar la Explotación del mineral solicitado en adición, hasta tanto haya obtenido la Viabilidad Ambiental por parte de la Autoridad Ambiental competente, la cual debe estar ejecutoriada y en firme, y allegar copia de la misma a la AGENCIA NACIONAL DE MINERIA con destino al expediente del Contrato de Concesión.

ARTÍCULO TERCERO.- Como medidas complementarias, debe cumplir con lo contemplado en el Decreto 2222 de 1993 que establece el Reglamento de Higiene y Seguridad en las Labores Mineras a Cielo Abierto, el Decreto 35 de 1994, en cuanto a la Seguridad Minera y el Sistema de Gestión de Seguridad y Salud en el Trabajo, y demás normas concordantes.

ARTÍCULO CUARTO.- Por medio del Grupo de Información y Atención al Minero de la Vicepresidencia de Contratación y Titulación de la Agencia Nacional de Minería, notifíquese por Estado a los titulares del Contrato de Concesión ILE-09551, de conformidad con lo establecido en el artículo 269 del Código de Minas.

ARTÍCULO QUINTO.- Una vez Notificado el presente auto, remitirse el expediente a la Vicepresidencia de Control y Seguimiento para continuar con el trámite previsto en el artículo 62 del Código de Minas, de conformidad con lo expuesto en la parte motiva del presente auto.

ARTÍCULO SEXTO.- Contra el presente auto no procede recurso alguno, por ser un acto administrativo de trámite de conformidad con el artículo 75 del Código de Procedimiento Administrativo y de lo Contencioso Administrativo.

Dado en Bogotá, D.C. 11 ENE. 2017

NOTIFÍQUESE Y CÚMPLASE

JAVIER O. GARCIA G.

JAVIER OCTAVIO GARCIA GRANADOS
Vicepresidente de Seguimiento, Control y Seguridad Minera

Proyecto: Sandra Acero – Experto VSCSM grupo GET
Revisó: Fabio Antonio Gutiérrez – VSCSM Gestor Grupo GET
Expediente: CT. 198 del 06/10/2016– Cto Conc. ILE-09551